SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event r     26-Nov-99

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF AUGUST 1, 1999, PROVIDING FOR THE ISSUANCE OF
FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-NC4)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware       333-72647    13-3439681
(State or Other(Commission  (I.R.S. Employer
Jurisdiction ofFile Number) Identification
Incorporation)              Number)

390 Greenwich Street, Fourth Floor
New York, New York                 10013
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (212) 723-6391

Item 5.  Other Events

  On 26-Nov-99 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     26-Nov-99 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedinNONE

D.   Item 2: Changes in SecuNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution Repo   26-Nov-99

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:             11/26/99

                 Beginning                                            Ending
                Certificate                                         Certificate
Class  Cusip    Balance(1)   Principal     Interest      Losses       Balance
A    79548KS90 424,217,831.95,501,720.95 2,190,378.07         0.00 418,716,111.0
M-1  79548KT24 41,250,000.00       0.00    224,720.83         0.00 41,250,000.00
M-2  79548KT32 29,700,000.00       0.00    177,111.00         0.00 29,700,000.00
M-3  79548KT40 27,225,000.00       0.00    207,740.59         0.00 27,225,000.00
CE      N/A    22,824,900.00       0.00  1,360,338.92         0.00 22,824,900.00
P       N/A          100.00        0.00     61,365.28         0.00       100.00
R-III   N/A            0.00        0.00          0.00         0.00         0.00
Total          545,217,831.95,501,720.95 4,221,654.69         0.00 539,716,111.0

           AMOUNTS PER $1,000 UNIT
                                            Ending                    Current
                                         Certificate               Pass-Through
ClassPrincipal   Interest      Total       Balance       Losses    Interest Rate
A    12.824524     5.105776    17.93030    976.028231     0.000000      5.80875%
M-1   0.000000     5.447778     5.44778   1000.000000     0.000000      6.12875%
M-2   0.000000     5.963333     5.96333   1000.000000     0.000000      6.70875%
M-3   0.000000     7.630508     7.63051   1000.000000     0.000000      8.58432%
CE    0.000000    59.598899    59.59890   1000.000000     0.000000      2.99404%
P     0.000000 613652.800000613652.80000  1000.000000     0.000000      NA


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                            227,173.97
ADMINISTRATION  FEES                                      2,498.92

Section 4.02 (iv.)
P&I ADVANCES                Total Advances              401,697.89
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                26-Nov-99
Stated Principal Balance of Mortgage Loa539,716,111.02
Stated Principal Balance of REO Properti         0.00

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                       Beginning                  Ending
Number of Loans                                                   4       4,355
Aggregate Prin Bal as of the Due Date   545,217,831.97             539,716,111.0

Weighted Average Remaining Term to Maturity                    356
Beginning Weighted Average Mortgage Rate                   9.66211%
Number of Subsequent Loans                                    0.00
Balance of Subsequent Loans                                   0.00


Section 4.02 (vii.)                     Unpaid Prin                Stated Prin
DELINQUENCY INFORMATION     Number      Balance                    Balance
30-59 days delinquent                73  8,096,816.46              8,087,682.00
60-89 days delinquent                10  1,298,731.27              1,297,131.87
90 or more days delinquent            5    281,720.40                281,284.02
Foreclosures                         32  2,838,793.12              2,836,187.14
Bankruptcies                          9  1,051,926.70              1,051,167.67
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                            Unpaid Prin               Stated Prin
     Loan Number            Balance                   Balance




Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                           0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal
Prepayments - Curtailments                 101,176.52
Payments in Full                         5,124,015.64
                                         5,225,192.16

Prepayment Charges                                       61,365.28
REO Principal Amortization                                    0.00

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                         0.00
Which Include:
Bankruptcy Losses                                             0.00

Cumulative Realized Losses                                    0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reductio        0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                            Certificate
                            Factor
               Class A       0.97602823
               Class M-1     1.00000000
               Class M-2     1.00000000
               Class M-3     1.00000000
               Class CE      0.98130202

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                        Reduction from the Allocation of:
                              Interest
                 Interest      Carry                     Prepay     Relief Act
               Distribution   Forward      Realized     Interest     Interest
                  Amount       Amount       Losses     Shortfalls   Shortfalls
     A         2,190,378.07        0.00          0.00         0.00         0.00
     M-1         224,720.83        0.00          0.00         0.00         0.00
     M-2         177,111.00        0.00          0.00         0.00         0.00
     M-3         207,740.59        0.00          0.00         0.00         0.00
     CE        1,360,338.92      NA              0.00         0.00         0.00
     TOTAL     4,160,289.41        0.00          0.00         0.00         0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepayment Interest Shortfalls not covered by the Serv        0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                 0.00

Section 4.02 (xix.)
Required Overcollateralized Amount      22,824,900.00
Credit Enhancement Percentage                22.41918%

Section 4.02 (xx.)
Overcollateralization Increase Amount                         0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                        0.00

Section 4.02 (xxii.)
Loss  Severity  Percentage                                    0.00%

Section 4.02 (xxiii.)
Aggregate  Loss  Severity  Percentage                         0.00%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow             1,360,338.92

Delinquency Percentage                        1.01271%

Stepdown Date Occurrence                            NO
Trigger Event Occurrence                            NO

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SALOMON BROTHERS MORTGAGE
                            SECURITIES VII, INC.

                            By: /s/ Eve Kaplan
                            Name:  Eve Kaplan
                            Title: Vice President
                            U.S. Bank National Association

Dated  11/30/99